Exhibit 10.1
Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of March 6, 2015 and is entered into by and among POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the written consent of the Required Lenders, the Required Lenders and the Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below) after giving effect to this Second Amendment.
RECITALS
WHEREAS, (i) the Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of January 29, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of May 1, 2014, by and among the Borrower, the Lenders party thereto and the Administrative Agent, and as otherwise amended, supplemented, or modified prior to the date hereof, the “Credit Agreement”), and (ii) the Borrower, certain of its Subsidiaries and the Administrative Agent have entered into that certain Guarantee and Collateral Agreement, dated as of January 29, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Collateral Agreement” and together with the Credit Agreement, the “Agreements”);
WHEREAS, the Borrower has requested certain amendments to the Agreements; and
WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Second Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent hereby agree as follows:
SECTION I.    AMENDMENTS

1.1
Amendments to the Credit Agreement and the Collateral Agreement Effective on Second Amendment Effective Date. Subject to the satisfaction of the conditions set forth in Section II of this Second Amendment, on the Second Amendment Effective Date (as defined below) the Credit Agreement and the Collateral Agreement will be amended as follows:

A.    Amendments to Article I of the Credit Agreement.
(a)    The following defined terms will be added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

“Escrow Subsidiary” means a wholly-owned Subsidiary (i) created by the Borrower or any Subsidiary for the sole purpose of issuing debt securities the net proceeds of which must be deposited into a secured escrow account of such Subsidiary pending consummation of a Permitted Acquisition and which debt securities must be redeemed if such Permitted Acquisition is not consummated, (ii) engaged in no activities other than those incidental to the issuance of such debt securities, (iii) owning no assets other than amounts that have been deposited into such secured escrow account and (iv) which has been designated as an Escrow Subsidiary by the Borrower’s Board of Directors as evidenced by a filing with the Administrative Agent of (1) a board resolution of the Borrower giving effect to such designation and (2) an officers’ certificate certifying that such designation, and the transactions in which such Subsidiary will engage (including the terms of the debt securities issued by such Subsidiary), comply with the requirements of this definition; provided that if at any time (x) such Subsidiary ceases to comply with the requirements of this definition or (y) the debt securities become guaranteed by (or secured by assets of) any Person other than such Subsidiary, such designated Subsidiary shall no longer constitute an Escrow Subsidiary under this Agreement.
“LCA Election” means the Borrower’s election to treat a specified Investment (including a Permitted Acquisition) as a Limited Condition Acquisition by giving written notice of such election to the Administrative Agent at any time prior to the closing of such Limited Condition Acquisition.
“LCA Test Date” has the meaning specified in Section 1.09(c).
“Limited Condition Acquisition” means any Permitted Acquisition or other Investment, by the Borrower or one or more of its Subsidiaries whose consummation is not, by the terms of the applicable purchase, sale, joint venture, merger or any other definitive agreement with respect to such Permitted Acquisition or other Investment, conditioned on the availability of, or on obtaining, third party financing.
“MOM Brands Acquisition” means the acquisition by MOM Brands Merger Sub of all of the Equity Interests in the MOM Brands Business pursuant to the MOM Brands Acquisition Agreement and the subsequent merger (on the MOM Brands Acquisition Closing Date) of MOM Brands Merger Sub with and into the Mom Brands Business, with the MOM Brands Business surviving as a wholly-owned Subsidiary of the Borrower.
“MOM Brands Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of January 25, 2015, by and among the Borrower, MOM Brands Merger Sub, the MOM Brands Business and Shareholder Representative Services LLC, solely in its capacity as Sellers’ Representative (as defined therein), as amended from time to time with the Administrative Agent’s prior written consent, not to be unreasonably conditioned, withheld or delayed.
“MOM Brands Acquisition Closing Date” means the date the MOM Brands Acquisition is consummated and the MOM Brands Acquisition Incremental Term Loans are funded.
“MOM Brands Acquisition Incremental Term Loans” means those certain Incremental Term Loans to be funded concurrently with the consummation of the MOM Brands Acquisition, the proceeds of which will be used to finance (in part) the MOM Brands Acquisition (including the repayment of certain existing Indebtedness of the MOM Brands Business) and the payment of fees and expenses in connection with the MOM Brands Acquisition.

“MOM Brands Acquisition Notes” means any debt securities issued by the Borrower after the Second Amendment Effective Date and on or prior to the MOM Brands Acquisition Closing Date.
“MOM Brands Business” means MOM Brands Company, a Minnesota corporation.
“MOM Brands Merger Sub” means Acquisition Sub, Inc., a Minnesota corporation and a wholly-owned Subsidiary of the Borrower.
“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of March 6, 2015, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent
“Second Amendment Effective Date” means the date on which the conditions precedent set forth in Section II of the Second Amendment are satisfied, which date is March 6, 2015.
(b)    The defined term “Consolidated EBITDA” as set forth in Section 1.01 of the Credit Agreement will be amended as follows:
(i)    clause (h)(iii) thereof will be amended and restated in its entirety to read as follows:
“(iii) (A) all prepayment premiums, make-whole payments, and similar payments relating to Indebtedness of the Acquired Business, the MOM Brands Business or their respective Subsidiaries which are being prepaid in connection with the Pending Acquisition or the MOM Brands Acquisition, respectively, and (B) all fees, costs and expenses incurred by the Borrower or its Subsidiaries in connection with the Second Amendment and the MOM Brands Acquisition Notes, plus”;
(ii)    clause (j) thereof will be amended by inserting the words “(other than, for the avoidance of doubt, the MOM Brands Acquisition)” immediately following the words “Permitted Acquisitions” in the proviso thereto;
(iii)    clause (k) thereof will be amended and restated in its entirety to read as follows:
“(k) restructuring charges or reserves with respect to (i) the previously announced closure of the Modesto, California facility, (ii) the Spin-Off and (iii) the MOM Brands Acquisition not to exceed $50,000,000 in the aggregate for any Measurement Period for this clause (iii) (and, for the avoidance of doubt, cost savings, operating expense reductions, other operating improvements and acquisition synergies are not subject to such limit); plus”; and
(iv)    clause (l) thereof will be amended by inserting the words “(other than the MOM Brands Acquisition)” immediately following the words “Permitted Acquisitions” in the proviso thereto.

(c)    The defined term “Consolidated Interest Coverage Ratio” as set forth in Section 1.01 of the Credit Agreement will be amended by deleting clause (x) of the proviso at the end of clause (b) thereof in its entirety and replacing it with the following:
“(x) all prepayment premiums, make-whole payments, and similar payments relating to Indebtedness of the Acquired Business, the MOM Brands Business or their respective Subsidiaries which are being prepaid in connection with the Pending Acquisition or the MOM Brands Acquisition, respectively”.
(d)    The defined term “Excluded Subsidiary” as set forth in Section 1.01 of the Credit Agreement will be amended by (i) deleting the “or” at the end of clause (d) thereof and replacing it with “,” and (ii) inserting the following text at the end of clause (e) “or (f) any Escrow Subsidiary”.
(e)    The defined term “Permitted Acquisition” as set forth in Section 1.01 of the Credit Agreement will be amended as follows:
(i)    by inserting the words “or the MOM Brands Acquisition” immediately following the words “Pending Acquisition” in the proviso at the end of each of clauses (a), (d), (e) and (f) thereof; and
(ii)    clause (g) thereof will be amended and restated in its entirety to read as follows:
“(g)    no Default or Event of Default under Sections 8.01(f) or 8.01(g) shall have occurred and be continuing as of the closing date of the proposed acquisition.”.
(f)    The defined term “Specified Transactions” as set forth in Section 1.01 of the Credit Agreement will be amended by inserting the words “the MOM Brands Acquisition,” immediately following the word “means”.
(g)    Section 1.09 of the Credit Agreement will be amended as follows:
(i)    clause (b)(ii) thereof will be deleted in its entirety and replaced with the following:
“(ii) in the event that any Permitted Acquisitions or other permitted Investments are made subsequent to the last day of the applicable Measurement Period for which such pro forma ratio is being calculated but on or prior to the Ratio Calculation Date, then Consolidated EBITDA shall be (x) increased by an amount equal to the Consolidated EBITDA attributable to the property or Investment that is the subject of such Permitted Acquisition or other permitted Investment, in each case assuming such Permitted Acquisition or other permitted Investment had been made on the first day of the applicable Measurement Period and (y) otherwise calculated as set forth in the third paragraph of the definition of “Consolidated EBITDA” on a Pro Forma Basis;”; and
(ii)    a new clause (c) will be inserted immediately after clause (b) thereof that reads in its entirety as follows:

“(c) Notwithstanding anything to the contrary in this Agreement, solely for the purpose of (A) measuring the relevant financial ratios and basket availability or pro forma compliance with any covenant with respect to the incurrence of any Indebtedness (including any Incremental Term Loans, Incremental Revolving Loans, Incremental Term Loan Commitments or Incremental Revolving Credit Commitments) or Liens or the making of any Investments (including the determination of whether an acquisition is a Permitted Acquisition) or Dispositions or (B) determining compliance with representations and warranties or (other than for purposes of Section 2.14(d)(i)) the occurrence of any Default or Event of Default, in each case, in connection with a Limited Condition Acquisition (other than the MOM Brands Acquisition), if the Borrower has made an LCA Election with respect to such Limited Condition Acquisition, the date of determination of whether any such action is permitted hereunder shall be deemed to be the date on which the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving effect on a Pro Forma Basis to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith as if they had occurred at the beginning of the most recently completed Measurement Period ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such financial ratio or basket, such financial ratio or basket shall be deemed to have been complied with. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any financial ratio under Section 7.11 on or following the relevant LCA Test Date and prior to the earlier of (x) the date on which such Limited Condition Acquisition is consummated or (y) the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such financial ratio shall be calculated (and tested) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated until such time as the applicable Limited Condition Acquisition has actually closed or the definitive agreement with respect thereto has been terminated.”.
B.    Amendments to Article II of the Credit Agreement.
(a)    Section 2.14(a) of the Credit Agreement will be deleted in its entirety and replaced with the following:
“(a) The Borrower may by written notice to the Administrative Agent elect to increase the existing Revolving Credit Commitments (any such increase, the “Incremental Revolving Credit Commitments”) and/or incur one or more new term loan commitments (the “Incremental Term Loan Commitments”), by an amount (1) not to exceed (A) in the case of the Incremental Term Loan Commitments in respect of the Pending Acquisition Incremental Term Loans, (x) $1,425,000,000 minus (y) the gross proceeds of any Pending Acquisition Securities and/or Pending Acquisition Bridge Loans in an aggregate amount in excess of $340,000,000, (B) in the case of any Incremental Revolving Credit Commitments that become effective on the Pending Acquisition Closing Date in accordance with the terms of the applicable Joinder Agreement, $100,000,000, (C) in the case of the Incremental Term Loan Commitments in respect of the MOM Brands Acquisition Incremental Term Loans, (x) $700,000,000 minus (y) the gross proceeds of any MOM Brands Acquisition Notes and (D) in the case of any Incremental Facility (other than any Incremental Facility incurred pursuant to the immediately preceding clauses (A), (B), or (C)), in the aggregate, the greater of (x) $700,000,000 and (y) an amount such that the pro forma Senior Secured Leverage Ratio would not exceed 2.50:1.00 as of the Increased Amount Date (provided that, to the extent the proceeds of any Incremental Term Loans are intended to be applied to finance a Limited Condition Acquisition, the Senior Secured Leverage Ratio shall be tested in accordance with Section 1.09(c)) and (2) not less than, individually, $25,000,000.”.

(b)    The proviso in Section 2.14(d)(ii) of the Credit Agreement will be deleted in its entirety and replaced with the following:
“; provided that this clause will not apply in the case of Incremental Term Loan Commitments in respect of the Pending Acquisition Incremental Term Loans or the MOM Brands Acquisition Incremental Term Loans; provided, further, that to the extent the proceeds of any Incremental Term Loans are intended to be applied to finance a Limited Condition Acquisition, pro forma compliance shall be tested in accordance with Section 1.09(c);”.
(c)    The word “less” in the proviso to the first sentence of Section 2.14(g) of the Credit Agreement will be deleted and replaced with “plus”.
(d)    Section 2.14(i) of the Credit Agreement will be amended by inserting the words “(including any amendments that are not adverse to the interests of any Lender that are made to effectuate changes necessary or appropriate to enable any Incremental Term Loans that are intended to be fungible with any other Term Loans to be fungible with such other Term Loans, which shall include any amendments that modify the aggregate principal amount of scheduled installment payments to the extent such amendment does not decrease the installment payment an existing Term Lender would have received prior to giving effect to any such amendment)” immediately following the words “to effect the provisions of this Section 2.14”.
C.    Amendments to Article IV of the Credit Agreement.
(a)    The lead-in to Section 4.02 of the Credit Agreement will be deleted in its entirety and replaced with the following:
“The obligation of each Lender to honor any Request for Credit Extension after the Closing Date (other than (x) pursuant to a Conversion/Continuation Notice and (y) in connection with the funding of an Incremental Term Loan) is subject to the following conditions precedent:”.
D.    Amendments to Article VII of the Credit Agreement.
(a)    Section 7.03(a) of the Credit Agreement will be amended by (i) deleting the word “and” and the end of clause (B) thereof, (ii) replacing the “;” at the end of clause (C) thereof with “and” and (iii) inserting new clause (D) that reads in its entirety as follows:

“(D) Indebtedness of the Borrower consisting of any MOM Brands Acquisition Notes (and any Permitted Refinancing thereof); provided, however, that (i) the aggregate amount of all such Indebtedness outstanding at any one time, shall not (x) exceed $450,000,000 and (y) when taken together with the aggregate principal amount of any MOM Brands Acquisition Incremental Term Loans, exceed $700,000,000, (ii) the covenants, events of default, guaranty and other terms (excluding as to interest rate and redemption premium) of such Indebtedness are, taken as a whole, not materially less favorable to the Borrower and its Subsidiaries than the 2021 Senior Notes and (iii) the stated maturity of such Indebtedness is not less than 91 days following the latest Maturity Date at the time of incurrence of such Indebtedness and the Weighted Average Life to Maturity of such Indebtedness is not shorter than the remaining Weighted Average Life to Maturity of any Incremental Term Loans;”.
(b)    Section 7.03(h) of the Credit Agreement will be amended and restated in its entirety to read as follows:
“(h) unsecured Indebtedness issued by the Borrower, including Disqualified Equity Interests; provided that (i) the pro forma Consolidated Interest Coverage Ratio would be greater than or equal to 2.00:1.00, (ii) the stated maturity of such Indebtedness is not less than 91 days following the latest Maturity Date at the time of incurrence of such unsecured Indebtedness and the Weighted Average Life to Maturity of such Indebtedness is not shorter than the remaining Weighted Average Life to Maturity of any Incremental Term Loans, (iii) the covenants, events of default, guaranty and other terms (excluding as to interest rate and redemption premium) of such Indebtedness are, taken as a whole, not materially less favorable to the Borrower and its Subsidiaries than the 2021 Senior Notes and (iv) at the time of incurrence of such Indebtedness, there shall be no Default;”.
(c)    Section 7.03(j) of the Credit Agreement will be amended by replacing the reference to “2.25%” in clause (y) thereof with “3.50%”.
(d)    Section 7.05(j) of the Credit Agreement will be amended by deleting clause (ii) in the proviso thereof in its entirety and replacing it with “(ii) [reserved];”.
(e)    Section 8.01(e)(i) of the Credit Agreement will be amended by inserting the words “(other than an Escrow Subsidiary)” immediately following the words “The Borrower or any Subsidiary”.
(f)    Section 8.01(f) of the Credit Agreement will be amended by inserting the words “(other than an Escrow Subsidiary)” immediately following the words “Any Loan Party or any of its Subsidiaries”.
(g)    Section 8.01(g) of the Credit Agreement will be amended by inserting the words “(other than an Escrow Subsidiary)” immediately following the words “The Borrower or any Subsidiary”.
(h)    Section 8.01(h) of the Credit Agreement will be amended by inserting the words “(other than an Escrow Subsidiary)” immediately following the words “the Borrower or any Subsidiary”.

E.    Amendment to Section 5.2 of the Collateral Agreement. Section 5.2(d) of the Collateral Agreement will be deleted in its entirety and replaced with the following:
“(d) [Reserved.]”.

1.2	Amendments Effective on the MOM Brands Acquisition Closing Date. On the MOM Brands Acquisition Closing Date, the Credit Agreement will be further amended as follows:
A.    Amendment to Article I of the Credit Agreement.
(a)    The defined term “Threshold Amount” as set forth in Section 1.01 of the Credit Agreement will be amended by replacing the reference to “$60,000,000” with “$75,000,000”.
B.    Amendment to Article VII of the Credit Agreement.
(a)    Section 7.16 of the Credit Agreement will be amended as follows:
(i) the two references to “$150,000,000” in the first sentence thereof are replaced with “$200,000,000”; and
(ii) the words “or the MOM Brands Acquisition” will be inserted immediately following each reference to “Pending Acquisition” in the second sentence thereof.
SECTION II.    CONDITIONS TO EFFECTIVENESS
This Second Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
A.    Execution. The Administrative Agent shall have received a counterpart signature page of this Second Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.
B.    Representations and Warranties. The representations and warranties set forth in Section III of this Second Amendment shall be true and correct.
C.    Other Documents. The Administrative Agent and Lenders shall have received a secretary’s certificate certifying as to the accuracy of each Loan Party’s applicable Organization Documents and resolutions or other forms of organizational action of the Loan Parties authorizing the execution, delivery and performance of this Second Amendment and the transactions contemplated hereby, together with applicable incumbency certificates and such other documents, instruments or certificates as it may reasonably request.
D.    Fees. The Borrower shall have paid all fees due and payable on or prior to the Second Amendment Effective Date, pursuant to that certain Engagement Letter, dated as of February 26, 2015, between the Borrower and Credit Suisse Securities (USA) LLC (the “Engagement Letter”), and, to the extent invoiced, reimburse or pay all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or the Engagement Letter.
SECTION III.    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment and amend the Credit Agreement and the Collateral Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to the Administrative Agent and the Lenders that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party has all requisite power and authority to execute, deliver and perform this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Second Amendment (the “Amended Credit Agreement”) and under the Collateral Agreement as amended by this Second Amendment (the “Amended Collateral Agreement” and, together with the Amended Credit Agreement, the “Amended Agreements”).
B.    Due Authorization; No Contravention. The execution and delivery by each Loan Party of this Second Amendment and the performance by each Loan Party of the terms of this Second Amendment and the Amended Agreements have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Second Amendment or the Amended Agreements, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.
D.    Binding Effect. Each of this Second Amendment and each Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all respects on and as of such earlier date, in each case after giving effect to this Second Amendment; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
F.    Absence of Default. No event has occurred and is continuing that would constitute an Event of Default or a Default, in each case after giving effect to this Second Amendment and the transactions contemplated hereby.
SECTION IV.    ACKNOWLEDGMENT AND CONSENT

The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Second Amendment or any of the transactions contemplated hereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this Second Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Agreement and this Second Amendment and consents to the amendments to the Credit Agreement and the Collateral Agreement effected pursuant to this Second Amendment. Each Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Second Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this Second Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement or the Collateral Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, the Collateral Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement or the Collateral Agreement.
SECTION V.    MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(ii)    On and after the Second Amendment Effective Date, each reference in the Collateral Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Collateral Agreement, and each reference in the other Loan Documents to the “Guarantee and Collateral Agreement,” “thereunder,” “thereof” or words of like import referring to the Collateral Agreement, shall mean and be a reference to the Amended Collateral Agreement.

(iii)    Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
B.    Loan Document. This Second Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.
C.    Termination of Control Agreements. Following the Second Amendment Effective Date, promptly following the Borrower’s request, solely in the case of Securities Accounts and Deposit Accounts, the Administrative Agent will, at the Borrower’s cost and expense, use its reasonable efforts to terminate all control agreements and other agreements to comply with entitlement orders and instructions originated by the Administrative Agent.
D.    Headings. Section and Subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.
E.    Applicable Law. THIS SECOND AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.14(b), (c) and (d), 10.15, 10.16 and 10.18 of the Credit Agreement are incorporated by reference herein and made a part hereof.
F.    Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic imaging means (e.g., in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Second Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

POST HOLDINGS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP, General Counsel and Administration, Corporate Secretary

Guarantors:

AGRICORE UNITED HOLDINGS INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

AMERICAN BLANCHING COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

ATTUNE FOODS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

CASA TRUCKING, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

CRYSTAL FARMS REFRIGERATED DISTRIBUTION COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

CUSTOM NUTRICEUTICAL LABORATORIES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DAKOTA GROWERS PASTA COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DNA DREAMFIELDS COMPANY, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DYMATIZE ENTERPRISES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

DYMATIZE HOLDINGS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

FARM FRESH FOODS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

GB ACQUISITION USA, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN ACQUISITION SUB, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN BOY NUT CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN BOY PORTALES, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

GOLDEN NUT COMPANY (USA) INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

M.G. WALDBAUM COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MFI FOOD ASIA, LLC

By:	/s/ Carolyn V. Wolski
Name: Carolyn V. Wolski
Title: VP, General Counsel, Secretary

MFI HOLDING CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MFI INTERNATIONAL, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MICHAEL FOODS GROUP, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

[Signature Page to Second Amendment]

MICHAEL FOODS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

MICHAEL FOODS OF DELAWARE, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

NORTHERN STAR CO.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

NUTS DISTRIBUTOR OF AMERICA, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

PAPETTI’S HYGRADE EGG PRODUCTS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

POST ACQUISITION SUB IV, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

POST FOODS, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

PREMIER NUTRITION CORPORATION

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

PRIMO PIATTO, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

SUPREME PROTEIN, LLC

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-A ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-B1 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

TA/DEI-B2 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-B3 ACQUISITION CORP.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

[Signature Page to Second Amendment]

A Voce CLO, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

ACAS CLO 2012-1, Ltd., as a Lender

By: American Capital CLO Management, LLC (f/k/a American Capital leveraged Finance Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2013-1, Ltd., as a Lender

By: American Capital CLO Management, LLC (f/k/a American Capital leveraged Finance Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2013-2, Ltd., as a Lender

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[Signature Page to Second Amendment]

ACAS CLO 2014-1, Ltd., as a Lender

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2014-2, Ltd., as a Lender

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS CLO 2015-1, Ltd., as a Lender

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

ACAS Funding I, LLC, as a Lender

By:	/s/ William Weiss
Name: William Weiss
Title: Vice President

ACAS Funding II, LLC, as a Lender

By:	/s/ William Weiss
Name: William Weiss
Title: Vice President

[Signature Page to Second Amendment]

ACE American Insurance Company as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

Ace European Group Limited as a Lender

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

ACE Property & Casualty Insurance Company as a Lender

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

ACE Tempest Reinsurance Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

[Signature Page to Second Amendment]

Aetna Health Inc., as a Lender

BY: BlackRock Investment Management, LLC, Its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Aetna Health Management, LLC, as a Lender

BY: BlackRock Investment Management, LLC, Its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Aetna Life Insurance Company, as a Lender

BY: BlackRock Investment Management, LLC, Its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Fern Lindsay
Name: Fern Lindsay
Title: Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ Vivienne O’Sullivan
Name: Vivienne O’Sullivan
Title: Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

[Signature Page to Second Amendment]

AIMCO CLO, Series 2014-A, as a Lender

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

AXA IM Inc. for and on behalf of Allegro CLO II, Ltd. as a Lender

By:	/s/ Theyr Yannick Le Serviget
Name: Theyr Yannick Le Serviget
Title: Portfolio Manager

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Analyst

Allstate Insurance Company, as a Lender

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

[Signature Page to Second Amendment]

Allstate Life Insurance Company, as a Lender

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

ALM V, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VI, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VII (R), Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment]

ALM VII (R)-2, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VII, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VIII, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XI, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment]

ALM XII, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALPHAFIXE FLOATING RATE BANK LOAN FUND, as a Lender

By:	/s/ Diane Favreau
Name: Diane Favreau
Title: Managing Director

American General Life Insurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

American Home Assurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Second Amendment]

AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust, as a Lender

BY: Brown Brothers Harriman Trust Company
(Cayman) Limited acting solely in its capacity as trustee
of AMJ Bank Loan Fund, a series trust of Multi
Manager Global Investment Trust, acting by Highbridge
Principal Strategies, LLC as attorney-in-fact, and
expressly on the basis that the parties agree they shall
not have recourse to the assets of Multi

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

AMMC CLO XII, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XIV, LIMITED, as a Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

APOLLO AF LOAN TRUST 2012, as a Lender

BY: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment]

APOLLO CREDIT FUNDING I LTD., as a Lender

BY: Apollo ST Fund Management LLC As Its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Arch Investment Holdings IV Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

ARCHES FUNDING ULC, as a Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

Ares Institutional Loan Fund B.V., as a Lender

BY: Ares Management Limited, as manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to Second Amendment]

ARES XXIV CLO LTD., as a Lender

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

ARES XXV CLO LTD., as a Lender

BY: Ares CLO Management XXV, L.P., its Asset Manager

By: Ares CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

ARES XXVI CLO LTD., as a Lender

BY: Ares CLO Management XXVI, L.P., its Collateral Manager

By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

ARES XXVIII CLO LTD., as a Lender

By: Ares CLO Management XXVIII, L.P., its Asset Manager

By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to Second Amendment]

ARES XXX CLO LTD., as a Lender

By: Ares CLO Management XXX, L.P., its Asset Manager

By: Ares CLO GP XXX, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

Ares XXXI CLO Ltd., as a Lender

By: Ares CLO Management XXXI, L.P., its Portfolio Manager

By: Ares Management LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

Ares XXXII CLO Ltd., as a Lender

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

Argo Re Ltd., as a Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

[Signature Page to Second Amendment]

Argonaut Insurance Company, as a Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

Arrowpoint CLO 2014-2, LTD., as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Director

Arrowpoint CLO 2014-3, LTD., as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Director

Ascension Alpha Fund, LLC, as a Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Ascension Health Master Pension Trust, as a Lender

By: Pioneer Institutional Asset Management, Inc. As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

Athene Annuity and Life Company, as a Lender

BY: Athene Asset Management, L.P., its investment manager

Apollo Capital Management, L.P., its sub-advisor

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Avery Point II CLO, Limited, as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Avery Point III CLO, Limited, as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to Second Amendment]

Avery Point IV CLO, Limited, as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

AXA IM Paris S.A. for and on behalf Matignon Derivatives Loans, as a Lender

By:	/s/ Theyr Yannick Le Serviget
Name: Theyr Yannick Le Serviget
Title: Portfolio Manager

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Analyst

Bank of America, N.A., as a Lender

By:	/s/ Gregory Roetting
Name: Gregory Roetting
Title: Vice President

BMO Harris Financing, Inc., as a Lender

By:	/s/ Joan Spiotto Murphy
Name: Joan Spiotto Murphy
Title: Director

Bank of the West, as a Lender

By:	/s/ Roger Lumley
Name: Roger Lumley
Title: Director

[Signature Page to Second Amendment]

Baptist Health South Florida, Inc., as a Lender

By: Seix Investment Advisors LLC, as Advisor

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ John Skrobe
Name: John Skrobe
Title: Managing Director

BAWAG P.S.K Bank für Arbeit und Wirtschaft und Österreichische Postsparkasse Aktiengesellschaft, as a Lender

By:	/s/ Guido Jestädt
Name: Dr. Guido Jestädt
Title:

By:	/s/ Hans Twietmeyer
Name: Hans Twietmeyer
Title:

Benefit Street Partners CLO IV, Ltd., as a Lender

By:	/s/ Jamie Smith
Name: Jamie Smith
Title: Authorized Signatory

BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust, as a Lender

BY: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[Signature Page to Second Amendment]

BlackRock Fixed Income Portable Alpha Master Series Trust, as a Lender

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

BlueMountain CLO 2014-1 Ltd, as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2014-2 Ltd, as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BlueMountain CLO 2014-3 Ltd., as a Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

BNPP IP CLO2014-II, LLC, as a Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Director

[Signature Page to Second Amendment]

BOC Pension Investment Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

BOWERY FUNDING ULC, as a Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

BRYCE FUNDING, as a Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

Canyon Capital CLO 2014-1, Ltd., as a Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Capital CLO 2014-2, Ltd., as a Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Second Amendment]

Catamaran CLO 2012-1 Ltd., as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Catamaran CLO 2014-1 Ltd., as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Catamaran CLO 2014-2 Ltd., as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

CAVALRY CLO IV, LTD, as a Lender

By: Regiment Capital Management, LLC, its Investment Advisor

By:	/s/ Robert Gianni
Name: Robert Gianni
Title: Authorized Signatory

CAVALRY CLO V, LTD, as a Lender

By: Regiment Capital Management, LLC, its Investment Advisor

By:	/s/ Robert Gianni
Name: Robert Gianni
Title: Authorized Signatory

[Signature Page to Second Amendment]

BANKERS LIFE AND CASUALTY COMPANY, as a Lender

By:	/s/ Jesse E. Horsfall
Name: Jesse E. Horsfall
Title: SVP, 40186 Advisors
Acting as Investment Advisors

WASHINGTON NATIONAL INSURANCE COMPANY, as a Lender

By:	/s/ Jesse E. Horsfall
Name: Jesse E. Horsfall
Title: SVP, 40186 Advisors
Acting as Investment Advisors

CEDAR CREEK CLO, LTD, as a Lender

By:	/s/ Brian S. Higgins
Name: Brian S. Higgins
Title: SVP, 40186 Advisors
Acting as Investment Advisors

SUGAR CREEK CLO, LTD, as a Lender

By:	/s/ Brian S. Higgins
Name: Brian S. Higgins
Title: SVP, 40186 Advisors
Acting as Investment Advisors

SILVER CREEK CLO, LTD, as a Lender

By:	/s/ Brian S. Higgins
Name: Brian S. Higgins
Title: SVP, 40186 Advisors
Acting as Investment Advisors

Cedar Funding II CLO Ltd, as a Lender

BY: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

[Signature Page to Second Amendment]

Cedar Funding III CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

Cedar Funding IV CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

Cedar Funding Ltd., as a Lender

BY: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

CFIP CLO 2013-1, Ltd., as a Lender

By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ Peter Gruszka
Name: Peter Gruszka
Title: Director-Structured Products

CFIP CLO 2014-1, Ltd., as a Lender

By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ Peter Gruszka
Name: Peter Gruszka
Title: Director-Structured Products

[Signature Page to Second Amendment]

[CIT] Finance, LLC, as a Lender

By:	/s/ Chris Mongeluzzi
Name: Chris Mongeluzzi
Title: Director

Citibank, N.A, as a Lender

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-in-Fact

City National Rochdale Funds - Fixed Income Opportunities Fund, as a Lender

By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

CLC Leveraged Loan Trust, as a Lender

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

COA Summit CLO Ltd, as a Lender

BY: 3i Debt Management US, LLC, as its Collateral Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

[Signature Page to Second Amendment]

Coastal States Bank, as a Lender

By:	/s/ Brad Langs
Name: Brad Langs
Title: Chief Risk Officer

CoBank, ACB, as a Lender

By:	/s/ Hal Nelson
Name: Hal Nelson
Title: Vice President

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund, as a Lender

BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Consumer Program Administrators, Inc, as a Lender

By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Brad Peterson
Name: Brad Peterson
Title: Executive Director

By:	/s/ Erin Thomas-Walker
Name: Erin Thomas-Walker
Title: Vice President

[Signature Page to Second Amendment]

CORNERSTONE FUNDING LLC, as a Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

Covenant Credit Partners CLO I, Ltd., as a Lender

By:	/s/ Andrew Chung
Name: Andrew Chung
Title: MD

Crédit Industriel et Commercial, as a Lender

By:	/s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By:	/s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

Credit Suisse Loan Funding LLC, as a Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

[Signature Page to Second Amendment]

CSAA Insurance Exchange, as a Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

DENALI CAPITAL CLO X, LTD., as a Lender

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

East West Bank, as a Lender

By:	/s/ Martin Kim
Name: Martin Kim
Title: Vice President

Eaton Vance CLO 2013-1 LTD., as a Lender

BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

[Signature Page to Second Amendment]

Eaton Vance Floating-Rate Income Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Institutional Senior Loan Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Limited Duration Income Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Income Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

[Signature Page to Second Amendment]

Eaton Vance Short Duration Diversified Income Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

ECP CLO 2013-5, LTD, as a Lender

BY: Silvermine Capital Management

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

Elm CLO 2014-1, Ltd., as a Lender

By:	/s/ John C. Kelty
Name: John C. Kelty
Title: Authorized Signatory

Regence Bluecross Blueshield of Oregon
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Regence Blueshield of Idaho
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

[Signature Page to Second Amendment]

Regence Blueshield
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Regence Bluecross Blueshield of Utah
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIMCO Funds Global Investors Series plc: Income Fund
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIMCO Funds: Private Account Portfolio Series: PIMCO Senior Floating Rate Portfolio
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

[Signature Page to Second Amendment]

PIMCO Funds: Senior Floating Rate Fund
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

Employees’ Retirement System of the State of Rhode Island
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

A Series Trust of Multi Manager Global Investment Trust – PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

[Signature Page to Second Amendment]

eSure - Insurance Limited, as a Lender

By:	/s/ Carrie Barrera
Name: Carrie Barrera
Title: Closer

Falcon Senior Loan Fund Ltd., as a Lender

BY: Apollo Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Farm Credit Bank of Texas, as a Lender

By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

[Signature Page to Second Amendment]

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

[Signature Page to Second Amendment]

Pyramis Leveraged Loan LP

By: Pyramis Global Advisors LLC as Investment Manager, as a Lender

By:	/s/ Douglas Payne
Name: Douglas Payne
Title: VP Treasury

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: Pyramis Global Advisors LLC as Investment Manager, as a Lender

By:	/s/ Douglas Payne
Name: Douglas Payne
Title: VP Treasury

Pyramis Floating Rate High Income Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee, as a Lender

By:	/s/ Douglas Payne
Name: Douglas Payne
Title: VP Treasury

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Lender

By:	/s/ Stacie M. Smith
Name: Stacie M.Smith
Title: Authorized Signatory

[Signature Page to Second Amendment]

Figueroa CLO 2013-1, Ltd., as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

FIGUEROA CLO 2013-2, LTD, as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Flagship VII Limited, as a Lender

BY: Deutsche Investment Management Americas Inc. , As Investment Manager

By:	/s/ Eric Meyer
Name: Eric Meyer
Title: Portfolio Manager

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Title: Head of High Yield and Leverage Loan Research

[Signature Page to Second Amendment]

Fortress Credit BSL II Limited, as a Lender

BY: FC BSL II CM LLC, its collateral manager

By:	/s/ Jason Meyer
Name: Jason Meyer
Title: Authorized Signatory

Muir Woods CLO, Ltd., as a Lender

By:	/s/ David Ardini
Name: DAVID ARDINI
Title: FRANKLIN ADVISORS , INC. AS COLLATERAL MANAGER VICE PRESIDENT

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund, as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series, as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

Franklin Limited Duration Income Trust (FKA Franklin Templeton Limited Duration Income Trust), as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

Franklin Investors Securities Trust – Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ Madeline Lam
Name: MADELINE LAM
Title: VICE PRESIDENT

[Signature Page to Second Amendment]

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate Fund, as a Lender

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

Fraser Sullivan CLO VII Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Galaxy XI CLO, Ltd., as a Lender

BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Galaxy XII CLO, Ltd., as a Lender

BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Second Amendment]

Galaxy XIV CLO, Ltd., as a Lender

BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Galaxy XV CLO, Ltd., as a Lender

BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Galaxy XVI CLO, Ltd., as a Lender

BY: Pinebridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

Metropolitan Life Insurance Company, as a Lender

By:	/s/ Matt McInerny
Name: Matt McInerny
Title: Managing Director

Great American Life Insurance Company, as a Lender

By:	/s/ Matt McInerny
Name: Matt McInerny
Title: Managing Director

[Signature Page to Second Amendment]

Metropolitan Tower Life Insurance Company, as a Lender

By:	/s/ Matt McInerny
Name: Matt McInerny
Title: Managing Director

Global Credit Return Fund N.V., in relation to the Series 2009-01 Notes, as a Lender

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

By:	/s/ Javier Peres Diaz
Name: Javier Peres Diaz
Title: Portfolio Manager

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Google Inc., as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Guggenheim Build America Bonds Managed Duration Trust, as a Lender

BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to Second Amendment]

Halcyon Loan Advisors Funding 2012-2, Ltd., as a Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

Halcyon Loan Advisors Funding 2014-3 Ltd, as a Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

Highbridge Loan Management 2012-1, Ltd., as a Lender

By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to Second Amendment]

Highbridge Loan Management 2013-2, Ltd., as a Lender

By: Highbridge Principal Strategies LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Highbridge Loan Management 3-2014 Ltd., as a Lender

By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Highbridge Loan Management 4-2014, Ltd., as a Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Highbridge Loan Management 5-2015, Ltd., as a Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Honeywell International Inc Master Retirement Trust, as a Lender

By:	/s/ Kathleen News
Name: Kathleen News
Title: Sr. Portfolio Manager

[Signature Page to Second Amendment]

HORIZONS ACTIVE FLOATING RATE SENIOR LOAN ETF, as a Lender

Diane Favreau Managing Director, AlphaCredit

By:	/s/ Diane Favreau
Name: Diane Favreau
Title: Managing Director

Houston Casualty Company, as a Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

IAM National Pension Fund, as a Lender

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

ATLAS SENIOR LOAN FUND, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND II, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

ATLAS SENIOR LOAN FUND III, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

ATLAS SENIOR LOAN FUND IV, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

ATLAS SENIOR LOAN FUND V, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND VI, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

ATLAS SENIOR LOAN FUND VII, LTD. By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

CRESCENT LONG/SHORT CREDIT OPPORTUNITY, L.P. By: Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

ILLINOIS STATE BOARD OF INVESTMENT By: Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Assistant Vice President

By:	/s/ Kimberly Frazier
Name: Kimberly Frazier
Title: Vice President

[Signature Page to Second Amendment]

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Invesco BL Fund, Ltd., as a Lender

By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Ironshore Inc., as a Lender

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Jamestown CLO I Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Jamestown CLO II Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

[Signature Page to Second Amendment]

Jamestown CLO III Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Jamestown CLO IV Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

JNL/Neuberger Berman Strategic Income Fund, as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

J.P. Morgan Whitefriars Inc., as a Lender

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

[Signature Page to Second Amendment]

JPMBI re Blackrock Bankloan Fund, as a Lender

BY: BlackRock Financial Management Inc., as Sub- Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

KCAP Senior Funding I, LLC, as a Lender

BY: KCAP Financial, Inc.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

KVK CLO 2014-2 Ltd., as a Lender

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

KVK CLO 2014-3 Ltd., as a Lender

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

Lancashire Insurance Company Limited, as a Lender

By: PineBridge Investments Europe Limited As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Second Amendment]

LCM IX Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

LCM X Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

LCM XII Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

LCM XIII Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

[Signature Page to Second Amendment]

LCM XIV Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

LCM XV Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

LCM XVI Limited Partnership
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
Name:
Title:
LCM Asset Management LLC
Alexander B. Kenna

Lexington Insurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Second Amendment]

Linde Pension Plan Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC, as Collateral Manager
as a Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael j. Starshak Jr.
Title: Officer

Magnetite IX, Limited, as a Lender

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

Magnetite VI, Limited, as a Lender

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Magnetite VII, Limited, as a Lender

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[Signature Page to Second Amendment]

Magnetite VIII, Limited, as a Lender

BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

Manulife Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

Manulife Investments Trust - Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

Manulife U.S. Dollar Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

Marathon CLO IV Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

Marathon CLO V Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

[Signature Page to Second Amendment]

Marea CLO, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

C.M. LIFE INSURANCE COMPANY MASSACHUETTES MUTUAL LIFE INSURANCE COMPANY, each as a Lender
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ James Chemplovil
Name: James Chemplovil
Title: Director

BABSON CLO LTD. 2012-II BABSON CLO LTD. 2013-I BABSON CLO LTD. 2013-II BABSON CLO LTD. 2014-I, each as a Lender
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ James Chemplovil
Name: James Chemplovil
Title: Director

BROWN BROTHERS HARRIMAN TRUST
COMPANY (CAYMAN) LIMITED acting solely in its
capacity as Trustee of BABSON CAPITAL BANK
LOAN FUND, a series of trust of the Multi Manager
Global Investment Trust
as a Lender

By: Babson Capital Management LLC as Investment Manager and Attorney-in-fact

By:	/s/ James Chemplovil
Name: James Chemplovil
Title: Director

[Signature Page to Second Amendment]

AXA IM Paris S.A. for and on behalf of Matignon Leveraged Loans Limited, as a Lender

By:	/s/
Name:
Title: Portfolio Manager

By:	/s/
Name:
Title: Senior Analyst

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio, as a Lender

BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Metropolitan West Floating Rate Income Fund, as a Lender

BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

MidOcean Credit CLO III, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By:	Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[Signature Page to Second Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Adam Savarese
Name: Adam Savarese
Title: Authorized Signatory

Mountain View CLO 2013-1 Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Mt. Whitney Securities Inc., as a Lender

BY: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Eric Meyer
Name: Eric Meyer
Title: Portfolio Manager

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Title: Head of High Yield and Leverage Loan Research

[Signature Page to Second Amendment]

National Union Fire Insurance Company of Pittsburgh, Pa., as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Nomura Loan Trust, as a Lender

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

Nomura Bond and Loan Fund, as a Lender

By:	/s/ Steven Rosenthal
Name: Steven Rosenthal
Title: Executive Director

Neuberger Berman CLO XVI, Ltd., as a Lender

By Neuberger Berman Fixed Income LLC as collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Neuberger Berman CLO XVII, Ltd., as a Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Second Amendment]

Neuberger Berman Strategic Income Fund, as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

NEUBERGER BERMAN US STRATEGIC INCOME FUND, as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Nomad CLO, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Nomura Corporate Funding Americas, LLC, as a Lender

By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

North End CLO, Ltd, as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Second Amendment]

NORTHWOODS CAPITAL IX, LIMITED, as a Lender

By: Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

NORTHWOODS CAPITAL XI, LIMITED, as a Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

NORTHWOODS CAPITAL XII, LIMITED, as a Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

Northwoods Capital XIV, Limited, as a Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

NZCG Funding Ltd, as a Lender

BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to Second Amendment]

Oaktree CLO 2014-1 Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

Oaktree EIF II Series A1, Ltd., as a Lender

BY: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

Oaktree Enhanced Income Funding Series II, Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

[Signature Page to Second Amendment]

Oaktree Enhanced Income Funding Series III, Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

Oaktree Enhanced Income Funding Series IV, Ltd., as a Lender

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

Oaktree Senior Loan Fund, L.P., as a Lender

BY: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Membe

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

By:	/s/ William Wang
Name: William Wang
Title: Vice President

[Signature Page to Second Amendment]

Ocean Trails CLO V, as a Lender

BY: West Gate Horizons Advisors LLC, as Asset Manager

By:	/s/ Heidi Skor
Name: Heidi Skor
Title: Senior Credit Analyst

Octagon Delaware Trust 2011, as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners XVIII, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners XX, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Investment Partners XXI, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners XXII, Ltd, as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Paul Credit Fund Series I, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

OHA CREDIT PARTNERS IX, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS VI, LTD., as a Lender

By: Oak Hill Advisors, L.P. As its portfolio manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OHA CREDIT PARTNERS VII, LTD., as a Lender

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OHA CREDIT PARTNERS VIII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OHA CREDIT PARTNERS X, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2012-1, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OHA LOAN FUNDING 2013-1, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OHA LOAN FUNDING 2013-2, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

OZLM FUNDING, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

[Signature Page to Second Amendment]

OZLM FUNDING II, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM FUNDING III, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM FUNDING IV, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM FUNDING V, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

[Signature Page to Second Amendment]

OZLM VI, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM VII, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM VIII, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM IX, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

[Signature Page to Second Amendment]

OZLM X, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM XI, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM XII, LTD., as a Lender

By: Och-Ziff Loan Management LP, its portfolio manager

By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender

BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

[Signature Page to Second Amendment]

PAYDEN FLOATING RATE FUND, as a Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
Name: Jordan Lopez
Title: High Yield Strategist

PAYDEN STRATEGIC INCOME FUND, as a Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
Name: Jordan Lopez
Title: High Yield Strategist

Pioneer Floating Rate Fund, as a Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

Pioneer Floating Rate Trust, as a Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Multi-Asset Ultrashort Income Fund, as a Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

Pioneer Solutions SICAV -- Global Floating Rate Income, as a Lender

By: Pioneer Investment Management, Inc., As its adviser

By:	/s/ Maggie Begley
Name: maggie begley
Title: Vice President and Associate General Counsel

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Daniel J. Miller
Name: Daniel J. Miller
Title: Vice President

Dryden XXII Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Second Amendment]

Dryden 26 Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Framerica Global Loan Opportunities Limited, as a Lender

By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden 34 Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden 31 Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Second Amendment]

Dryden XXIII Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden 40 Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

QUALCOMM Global Trading Pte. Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Race Point V CLO, Limited, as a Lender

BY: Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point VI CLO, Limited, as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to Second Amendment]

Race Point VII CLO, Limited, as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point VIII CLO, Limited, as a Lender

BY: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

RAYMOND JAMES BANK, N.A. as a Lender

By:	/s/ Eric Stange
Name: Eric Stange
Title: Vice President

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Lender

By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

RP9 Loan Funding LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

[Signature Page to Second Amendment]

Scor Global Life Americas Reinsurance Company, as a Lender

BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Scor Reinsurance Company, as a Lender

BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

SEABOARD CORPORATION, as a Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
Name: Jordan Lopez
Title: High Yield Strategist

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND, as a Lender

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to Second Amendment]

Seix Multi-Sector Absolute Return Fund L.P., as a Lender

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Silvermore CLO, LTD., as a Lender

By:	/s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

Somerset Trust Company, as a Lender

By:	/s/ Parke Kreinbrook
Name: Parke Kreinbrook
Title: Loan Officer

Sound Harbor Loan Fund 2014-1 Ltd., as a Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

Steele Creek CLO 2014-1, LTD., as a Lender

BY: Steele Creek Investment Management LLC

By:	/s/ Michael Audino
Name: Michael Audino
Title: Senior Analyst

[Signature Page to Second Amendment]

Stewart Park CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Stifel Bank & Trust, as a Lender

By:	/s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

Sumitomo Mitsui Trust Bank, Limited, New York Branch, as a Lender

By:	/s/ Mark Bodie
Name: Mark Bodie
Title: VP

SUNTRUST BANK, as a Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Signature Page to Second Amendment]

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

Teton Funding, LLC, as a Lender

By: SunTrust Bank, as manager

By:	/s/ Joshua Lowe
Name: Joshua Lowe
Title: Vice President

The City of New York Group Trust, as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

THL Credit Wind River 2012-1 CLO Ltd., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn
Name: Kathleen Zarn
Title: Managing Director

THL Credit Wind River 2014-1 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn
Name: Kathleen Zarn
Title: Managing Director

[Signature Page to Second Amendment]

TIAA-CREF Bond Fund

By:	TEACHERS ADVISORS, INC.,
Its authorized investment adviser

By:	/s/ Elizabeth R. Eodice
Name: ELIZABETH R. EODICE
Title: MANAGING DIRECTOR

TIAA-CREF Life Bond Fund

By:	TEACHERS ADVISORS, INC.,
Its authorized investment adviser

By:	/s/ Elizabeth R. Eodice
Name: ELIZABETH R. EODICE
Title: MANAGING DIRECTOR

TIAA Stable Value Annuity

By:	TEACHERS ADVISORS, INC.,
Its authorized investment adviser

By:	/s/ Elizabeth R. Eodice
Name: ELIZABETH R. EODICE
Title: MANAGING DIRECTOR

TIAA-CREF Bond Plus Fund

By:	TEACHERS ADVISORS, INC.,
Its authorized investment adviser

By:	/s/ Elizabeth R. Eodice
Name: ELIZABETH R. EODICE
Title: MANAGING DIRECTOR

TRALEE CLO III, LTD., as a Lender

By: Par-Four Investment Management, LLC As Collateral Manage

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

[Signature Page to Second Amendment]

Transamerica Floating Rate By: AEGON USA as its Investment Manager as a Lender

By:	/s/ Jason Felderman
Name: Jasaon Felderman
Title: Vice President

Jefferson Mill CLO, Ltd. as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

Trustmark Insurance Company as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

Washington Mill CLO, Ltd. as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

U.S. Specialty Insurance Company, as a Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[Signature Page to Second Amendment]

UnitedHealthcare Insurance Company, as a Lender

By: BlackRock Financial Management Inc.; its investment manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

Venture XVII CLO Limited, as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

Venture XVIII CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

Vibrant CLO II, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name: David Millison
Title: Managing Partner and Senior Portfolio Manager

[Signature Page to Second Amendment]

VIBRANT CLO, LTD., as a Lender

By: DFG Investment Advisers, Inc. as Portfolio Manager

By:	/s/ David Millison
Name: David Millison
Title: Managing Partner and Senior Portfolio Manager

Wells Fargo Bank, National Association, as a Lender and holder of $1,980,000.00 of Series A Incremental Term Loan on its Loan Trading Desk in Charlotte

By:	/s/ P. Jeffrey Huth
Name: P. Jeffrey Hugh
Title: Managing Director

West CLO 2014-I Ltd., as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

Wintrust Bank, as a Lender

By:	/s/ John Hoppe
Name: John Hoppe
Title: VP

[Signature Page to Second Amendment]